COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2016
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

15.    COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As part of the acquisition of the Tupper Plants (Note 4), Enbridge committed to fund up to $1.0 billion of capital to expand the Tupper Plants facilities or to acquire or construct processing facilities in an area of mutual interest.

ENBRIDGE ENERGY PARTNERS, L.P.

Enbridge holds an approximate 35.5% combined direct and indirect economic interest in EEP, which is consolidated with noncontrolling interests.

Lakehead System Line 6B Crude Oil Release

EEP continues to perform necessary remediation, restoration and monitoring of the areas affected by the Line 6B crude oil release. All the initiatives EEP is undertaking in the monitoring and restoration phase are intended to restore the crude oil release area to the satisfaction of the appropriate regulatory authorities.

As at June 30, 2016, EEP’s cumulative cost estimate for the Line 6B crude oil release remains at US$1.2 billion ($195 million after-tax attributable to Enbridge). This includes a reduction of estimated remediation efforts offset by an increase in estimated civil penalties under the Clean Water Act of the United States, as described below under Legal and Regulatory Proceedings.

Expected losses associated with the Line 6B crude oil release included those costs that were considered probable and that could be reasonably estimated as at June 30, 2016. Despite the efforts EEP has made to ensure the reasonableness of its estimates, there continues to be the potential for EEP to incur additional costs in connection with this crude oil release due to variations in any or all of the cost categories, including modified or revised requirements from regulatory agencies.

Insurance Recoveries

EEP is included in the comprehensive insurance program that is maintained by Enbridge for its subsidiaries and affiliates. On May 1 of each year, the commercial liability insurance program is renewed and includes coverage that is consistent with coverage considered customary for its industry and includes coverage for environmental incidents excluding costs for fines and penalties.

A majority of the costs incurred in connection with the crude oil release for Line 6B, other than fines and penalties, are covered by Enbridge’s comprehensive insurance policy that expired on April 30, 2011, which had an aggregate limit of US$650 million for pollution liability for Enbridge and its affiliates. Including EEP’s remediation spending through June 30, 2016, costs related to Line 6B exceeded the limits of the coverage available under this insurance policy. Additionally, fines and penalties would not be covered under prior or existing insurance policies. As at June 30, 2016, EEP has recorded total insurance recoveries of US$547 million ($80 million after-tax attributable to Enbridge) for the Line 6B crude oil release out of the US$650 million aggregate limit. EEP will record receivables for additional amounts it claims for recovery pursuant to its insurance policies during the period it deems recovery to be probable.

In March 2013, EEP and Enbridge filed a lawsuit against the insurers of US$145 million of coverage, as one particular insurer is disputing the recovery eligibility for costs related to EEP’s claim on the Line 6B crude oil release and the other remaining insurers asserted that their payment was predicated on the outcome of the recovery from that insurer. EEP received a partial recovery of US$42 million from the other remaining insurers and amended its lawsuit such that it includes only one insurer.

Enbridge has renewed its comprehensive property and liability insurance programs, which are effective May 1, 2016 through April 30, 2017 with a liability program aggregate limit of US$900 million, which includes sudden and accidental pollution liability. In the unlikely event that multiple insurable incidents which in aggregate exceed coverage limits occur within the same insurance period, the total insurance coverage will be allocated among Enbridge entities on an equitable basis based on an insurance allocation agreement among Enbridge and its subsidiaries.

Legal and Regulatory Proceedings

A number of United States governmental agencies and regulators have initiated investigations into the Line 6B crude oil release. Three actions or claims are pending against Enbridge, EEP or their affiliates in United States state courts in connection with the Line 6B crude oil release. Based on the current status of these cases, the Company does not expect the outcome of these actions to be material to the Company’s results of operations or financial condition.

Line 6B Fines and Penalties

As at June 30, 2016, included in EEP’s total estimated costs related to the Line 6B crude oil release were US$69 million in fines and penalties. Of this amount, US$61 million relates to civil penalties under the Clean Water Act of the United States, which EEP fully accrued for.

Consent Decree

On July 20, 2016, a Consent Decree was filed with the United States District Court for the Western District of Michigan Southern Division (the Court) that is EEP’s signed settlement agreement with the United States Environmental Protection Agency and the United States Department of Justice regarding Lines 6A and 6B crude oil releases. Pursuant to the Consent Decree, EEP will pay US$62 million in civil penalties: US$61 million in respect of Line 6B and US$1 million in respect of Line 6A. The Consent Decree will take effect upon approval by the Court, following a comment period.

In addition to the monetary fines and penalties discussed above, the Consent Decree calls for replacement of Line 3, which EEP initiated in 2014 and is currently under regulatory review in the State of Minnesota. The Consent Decree contains a variety of injunctive measures, including, but not limited to, enhancements to EEP’s comprehensive in-line inspection-based spill prevention program; enhanced measures to protect the Straits of Mackinac; improved leak detection requirements; installation of new valves to control product loss in the event of an incident; continued enhancement of control room operations; and improved spill response capabilities. Collectively these measures build on continuous improvements implemented since 2010 to EEP’s leak detection program, control center operations and emergency response program. EEP estimates the total cost of these measures to be approximately US$110 million, most of which is already incorporated into existing long-term capital investment and operational expense planning and guidance. Compliance with the terms of the Consent Decree is not expected to materially impact the overall financial performance of EEP or the Company.

TAX MATTERS

Enbridge and its subsidiaries maintain tax liabilities related to uncertain tax positions. While fully supportable in the Company’s view, these tax positions, if challenged by tax authorities, may not be fully sustained on review.

OTHER LITIGATION

The Company and its subsidiaries are subject to various other legal and regulatory actions and proceedings which arise in the normal course of business, including interventions in regulatory proceedings and challenges to regulatory approvals and permits by special interest groups. While the final outcome of such actions and proceedings cannot be predicted with certainty, Management believes that the resolution of such actions and proceedings will not have a material impact on the Company’s consolidated financial position or results of operations.